EXHIBIT 10.2

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO RULE 24B-2 AND ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST.  COPIES OF THIS EXHIBIT CONTAINING THE OMITTED INFORMATION HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  THE OMITTED PORTIONS OF THIS DOCUMENT ARE MARKED WITH A [***].
Amendment #1 to the
Letter of Intent

Incorporating the terms and conditions of the Letter of Intent Agreement, effective as of June 14, 2010 (hereinafter collectively referred to as the "Agreement"), made by and between Novartis Vaccines and Diagnostics Inc. ("Novartis V&D") and Accelr8 Technology Corporation ("Accelr8"), the Agreement is amended, effective as of November 10, 2010, as set forth herein.

NOW THEREFORE, in consideration of the mutual promises contained herein, the parties agree to amend the Agreement as follows:

•
Clause 1.  Amended to extend terms of the LOI for the Parties to continue good faith negotiations with the intent to agree on business terms for a formal business relationship and definitive agreement by an additional 220 days post initial date of end of good faith agreements.  For the avoidance of doubt, the additional 220 days will extend the period of good faith negotiations until Jun 30, 2011.

•
 Clause 3.  Amended to execute the option in LOI extension of Exclusive Licence Period for three (3) additional thirty (30) day periods at a cost of  [***] (USD [***]) per period, for a total payment by Novartis of $[***].  For the avoidance of doubt, the period of exclusivity will extend from January 13, 2011 through April 13, 2011.

•	Novartis Diagnostics shall have the right to extend the Exclusive License Period for an additional 78 Days, payable at cost of [***] (USD $[***]) per thirty days.

Capitalized terms in this Amendment # 1 shall have the same meaning as set forth in the Agreement.  All of the other terms and conditions of the Agreement shall continue in full force and effect.  This Amendment # 1, together with the Agreement, constitutes the entire agreement between the parties hereto regarding the subject matter hereof and supersedes any prior and/or contemporaneous agreement(s), understanding(s) and/or negotiations(s).

IN WITNESS WHEREOF, the parties hereto hereby execute this Amendment # 1 as of the date set forth above.

Novartis Vaccines and Diagnostics, Inc.	Accelr8 Technology Corporation

By:	By:
(Signature)	(Signature)
Name:	Name:

Title:	Title:

Date:	Date:

Accelr8 Technology Corporation	NOVARTIS V&D
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